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                                                               EXHIBIT 14 (b)(1)



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                                                      PricewaterhouseCoopers LLP
                                                                One North Wacker
                                                                Chicago IL 60606
                                                        Telephone (312) 298 2000




                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the reference to us under the headings "Financial Highlights" and "Independent Auditors" in this Registration Statement on Form N-14 for Van Kampen Life Investment Trust Asset Allocation.




/s/ PricewaterhouseCoopers LLP
February 27, 2002